NATIONWIDE MUTUAL FUNDS
Nationwide Fund
Nationwide Global Equity Fund
Nationwide Growth Fund
Nationwide International Value Fund
Nationwide Small Company Growth Fund
Nationwide U.S. Small Cap Value Fund

Supplement dated March 12, 2014
to the Prospectus dated March 1, 2014

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have meanings assigned to them in the Prospectus.

Nationwide Growth Fund

1.
At a meeting of the Board of Trustees (the  “Board”) of Nationwide Mutual Funds (the “Trust”) held on March 12, 2014 (the “Meeting”), the Board approved the termination of Turner Investments, L.P., (“Turner”) as the subadviser to the Nationwide Growth Fund (the “Fund”), and approved the appointment of Boston Advisors, LLC (“Boston Advisors”) as the new subadviser to the Fund. This change is anticipated to take effect on or about March 13, 2014 (the “Effective Date”).

2.	As of the Effective Date, the Prospectus, as it relates solely to the Fund, is amended as follows:

a.	The information under the heading “Fund Summary – Principal Investment Strategies” on page 10 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund invests primarily in common stocks issued by large-cap companies, utilizing a growth style of investing.  In other words, the Fund seeks companies whose earnings the subadviser expects to grow consistently faster than those of other companies.  The subadviser uses a quantitative process (mathematical and statistical methods) that applies various factors both to evaluate current market conditions and to identify possible investment opportunities. This process is based on the subadviser’s belief that stocks evidencing specific factors or combinations of factors outperform other stocks during specific market environments and underperform in others.  Because the market environment changes continuously, different factors, or combinations of factors, are in favor or out of favor at different times.

In managing the Fund, the subadviser first assesses those factors, or combinations of factors, that it believes to be in favor in the market at any given time.  It then applies factor analysis to industry groups, and then to individual stocks within such industry groups, in selecting stocks and building the portfolio.  The subadviser then applies fundamental analysis (qualitative research) to refine the results of its quantitative models with the goal of constructing an overall portfolio that emphasizes those stocks that it believes will be more likely to succeed under prevailing market conditions.

The Fund generally will sell a stock when, under the subadviser’s model, its ranking declines.  The Fund also may sell a stock when, in the subadviser’s opinion, the factors in favor under the prevailing market environment have changed, or when the subadviser believes other opportunities appear more attractive.  The Fund may engage in active and frequent trading of portfolio securities.

b.	The information under the heading “Portfolio Management – Subadviser” on page 11 of the Prospectus is deleted in its entirety and replaced with the following:

Boston Advisors, LLC (“Boston Advisors”)

c.	The information under the heading “Portfolio Management – Portfolio Managers” on page 11 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Douglas A. Riley	Senior Vice President & Portfolio Manager, Boston Advisors	Since 2014
Michael J. Vogelzang	President & Chief Investment Officer, Boston Advisors	Since 2014
David Hanna	Senior Vice President & Director of Alternative Investments, Boston Advisors	Since 2014
Edward Mulrane	Director of Quantitative Research, Boston Advisors	Since 2014

d.	The information under the heading “How the Funds Invest – Principal Investment Strategies” on page 24 of the Prospectus (excluding the “Key Terms”) is deleted and replaced with the following:

The Fund invests primarily in common stocks issued by large-cap companies, utilizing a growth style of investing.  In other words, the Fund seeks companies whose earnings the subadviser expects to grow consistently faster than those of other companies.  The subadviser uses a process based on quantitative techniques that applies various factors both to evaluate current market conditions and to identify possible investment opportunities. This process is based on the subadviser’s belief that stocks evidencing specific factors or combinations of factors outperform other stocks during specific market environments and underperform in others.

The factors included in the subadviser’s quantitative process fall into one of four groupings:

•	Valuation
•	Investor sentiment
•	Growth and profitability and
•	Earnings quality.

Within each grouping there are several factors. Because the market environment changes continuously, different factors, or combinations of factors, are in favor or out of favor at different times.

In managing the Fund, the subadviser first assesses those factors, or combinations of factors, that it believes to be in favor in the market at any given time.  It then applies factor analysis to industry groups, and then to individual stocks within such industry groups, in selecting stocks and building the portfolio.  The subadviser then applies fundamental analysis (i.e., qualitative research) to refine the results of its quantitative model with the goal of constructing an overall portfolio that emphasizes those stocks that it believes will be more likely to succeed under prevailing market conditions.

The Fund generally will sell a stock when, under the subadviser’s model, its ranking declines.  The Fund also may sell a stock when, in the subadviser’s opinion, the factors in favor under the prevailing market environment have changed, or when the subadviser believes other opportunities appear more attractive.  The Fund may engage in active and frequent trading of portfolio securities.

e.	The reference to Turner under the heading “Fund Management – Subadvisers” on page 32 of the Prospectus is deleted in its entirety and replaced with the following:

BOSTON ADVISORS, LLC (“BOSTON ADVISORS”), located at One Liberty Square, 10th Floor, Boston, MA 02109, is the subadviser to the Nationwide Growth Fund.  Boston Advisors is a privately held, majority employee-owned firm.  As of December 31, 2013, Boston Advisors had approximately $2.6 billion in assets under management.

f.	The information under the heading “Fund Management – Portfolio Management – Nationwide Growth Fund” beginning on page 32 of the Prospectus is deleted in its entirety and replaced with the following:

The Nationwide Growth Fund is managed by a team that includes Douglas Riley, CFA, Michael J. Vogelzang, CFA, David Hanna, CFA and Edward Mulrane, CFA.  These individuals are jointly and primarily responsible for the day-to-day operations of the Nationwide Growth Fund.

Mr. Riley is a Senior Vice President and Portfolio Manager at Boston Advisors, for which he has been employed for more than eighteen years.  Mr. Riley has primary responsibility for the firm's growth equity strategies.  Prior to joining Boston Advisors, Mr. Riley was a Vice President and Portfolio Manager at Babson-United Investment Advisors.  Mr. Riley earned a B.S. in Business Administration and Finance from Emory University and an M.B.A. from Northeastern University.  Mr. Riley holds the Chartered Financial Analyst (CFA) designation, and is a member of the CFA Institute and of the Boston Security Analysts Society.

Mr. Vogelzang is President and Chief Investment Officer of Boston Advisors.  Mr. Vogelzang has managed Boston Advisors since 1997.  As President and CIO, Mr. Vogelzang is responsible for overseeing the firm’s equity, fixed-income and alternative investment activities, risk management strategy, and general business practices. Mr. Vogelzang earned a B.A. in Economics and Political Science from Calvin College in Grand Rapids, MI. Mr. Vogelzang holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and of the Boston Security Analysts Society.

Mr. Hanna is a Senior Vice President and is Director of Research and Alternative Investments at Boston Advisors. Mr. Hanna directs Boston Advisors’ efforts with alternative asset classes, hedged investments and derivatives.  Mr. Hanna also directs the quantitative research that relates to stock selection, asset class selection and risk modeling.  Prior to joining Boston Advisors in 2005, Mr. Hanna was a senior portfolio manager in the Global Hedge Fund Strategies Group at State Street Global Advisors, with which he served in various roles from 1997 to 2005.  Prior to joining State Street Global Advisors, Mr. Hanna was Vice President, Quantitative Analysis, at Standish, Ayer & Wood from 1992-1997.  Mr. Hanna earned a B.S. in Finance from the Pennsylvania State University in 1987.

Mr. Mulrane is Vice President and Director of Quantitative Research at Boston Advisors.  Mr. Mulrane manages the group responsible for proprietary model research and development  The group focuses on stock, asset class, market and risk modeling for traditional and alternative investment management efforts.  Prior to joining Boston Advisors in 2009, Mr. Mulrane spent over six years in the semiconductor and technology industries as a Senior Design Engineer with

Advanced Micro Devices and a R&D Engineer with Hewlett-Packard.  Mr. Mulrane earned a Master’s of Business Administration with High Honors and a Master’s of Science in Mathematical Finance, from Boston University.  He also holds a Master's and Bachelor’s of Science in Computer Engineering from Rochester Institute of Technology.  Mr. Mulrane holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and of the Boston Security Analysts Society.

3.
Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Boston Advisors.

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